EXHIBIT 23.1

                     Consent of PricewaterhouseCoopers LLP,

                          Certified Public Accountants,


                             dated September 9, 1998



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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-11 of our report dated January 20, 1998 on our audit of the financial statements of CNL Health Care Properties, Inc. We also consent to the reference to our Firm under the caption "Experts".


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP


Orlando, Florida
September 9, 1998



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